Exhibit 33.1


                                                             THE IMPAC COMPANIES
                                        19500 JAMBOREE ROAD | IRVINE, CA | 92612
                                         WWW.IMPACCOMPANIES.COM | 1-800-597-4101

IMPAC [LOGO]

                      MANAGEMENT'S ASSERTION ON COMPLIANCE
                          WITH REGULATION AB CRITERIA

Impac Funding Corporation (the "Asserting Party" or "Master Servicer") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset backed securities transactions for which the Asserting Party acted as master servicer involving publicly-issued mortgage-backed securities issued on or after January 1, 2006, for which the Asserting Party performs master servicing (the Platform) as set forth in Appendix C;

The Master Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess compliance with the applicable servicing criteria;

The Master Servicer has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix B hereto; and

Ernst & Young, a registered public accounting firm, has issued an attestation report on the Master Servicer's Assertion on Compliance with the Applicable Regulation AB Servicing Criteria for the publicly-issued mortgage-backed securities issued on or after January 1, 2006 for which the Company performed master servicing as of and for the year ended December 31, 2007.

Date: 3/20/08

By: /s/ Mario Fegan
    ---------------------------
    Name: Mario Fegan
    Title: Vice President, Master Servicing

                                   APPENDIX A

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE
                          (RMBS unless otherwise noted)

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:   X - obligation

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                                                                                       APPLICABLE                 INAPPLICABLE
                               SERVICING CRITERIA                                 SERVICING CRITERIA           SERVICING CRITERIA
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                                                                                             Performed  Performed by     NOT
                                                                                                by      subservicer(s) performed
                                                                                             Vendor(s)  or vendor(s)   by Master
                                                                                             for which   for which    Servicer or
                                                                                Performed     Master       Master         by
                                                                                 Directly    Servicer   Servicer is  subservicer(s)
                                                                                   by         is the      not the     or vendor(s)
                                                                                  Master    Responsible  Responsible  retained by
  Reference                             Criteria                                 Servicer      Party       Party     Master Servicer
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
                       General Servicing Considerations
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1122(d)(1)(i)     Policies and procedures are instituted to monitor any              X
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
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1122(d)(1)(ii)    If any material servicing activities are outsourced to third                            To the
                  parties, policies and procedures are instituted to monitor the                          extent
                  third party's performance and compliance with such servicing                           applicable
                  activities.
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1122(d)(1)(iii)   Any requirements in the transaction agreements to maintain a      N/A       N/A           N/A            N/A
                  back-up servicer for the Pool Assets are maintained.
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1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in effect       X                       X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the transaction agreements.
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                       Cash Collection and Administration
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1122(d)(2)(i)     Payments on pool assets are deposited into the appropriate         X                       X             X
                  custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
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1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an obligor       X                       X             X
                  or to an investor are made only by authorized personnel.
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1122(d)(2)(iii)   Advances of funds or guarantees regarding collections, cash        X                       X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
                  specified in the transaction agreements.
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1122(d)(2)(iv)    The related accounts for the transaction, such as cash reserve                             X             X
                  accounts or accounts established as a form of over
                  collateralization, are separately maintained (e.g., with
                  respect to commingling of cash) as set forth in the
                  transaction agreements.
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1122(d)(2)(v)     Each custodial account is maintained at a federally insured        X                       X             X
                  depository institution as set forth in the
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


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

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                  transaction agreements. For purposes of this criterion,
                  "federally insured depository institution" with respect to a foreign financial institution means a foreign financial
                  institution that meets the requirements of Rule 13k-1(b)(1)
                  of the Securities Exchange Act.
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1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent unauthorized                             If
                  access.                                                                                applicable
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1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for all            X                       X             X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in the transaction agreements.
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                       Investor Remittances and Reporting
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1122(d)(3)(i)     Reports to investors, including those to be filed with the                                               X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                  agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements;
                  (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of
                  Pool Assets serviced by the Sub-Servicer.
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1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in             X                                     X
                  accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
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1122(d)(3)(iii)   Disbursements made to an investor are posted within two                                                  X
                  business days to the Sub-Servicer's investor records, or such other number of days specified in the transaction agreements.
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1122(d)(3)(iv)    Amounts remitted to investors per the investor reports agree                                             X
                  with cancelled checks, or other form of payment, or custodial bank statements.
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                            Pool Asset Administration
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1122(d)(4)(i)     Collateral or security on pool assets is maintained as                                                   X
                  required by the transaction agreements or related pool
                  asset documents.
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1122(d)(4)(ii)    Pool assets and related documents are safeguarded as                                                     X
                  required by the transaction agreements
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1122(d)(4)(iii)   Any additions, removals or substitutions to the asset pool         X                       X             X
                  are made, reviewed and approved in accordance with any
                  conditions or requirements in the transaction agreements.
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1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made in                                    X
                  accordance with the related pool asset documents are posted to the Sub-Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to
                  principal, interest or other items (e.g., escrow) in
                  accordance with the related pool asset documents.
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1122(d)(4)(v)     The Sub-Servicer's records regarding the pool assets agree                                 X
                  with the Sub-Servicer's records with respect to an obligor's unpaid principal balance.
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

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1122(d)(4)(vi)    Changes with respect to the terms or status of an obligor's                                 X
                  pool assets (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool asset documents.
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1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance plans,                              X
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                  requirements established by the transaction agreements.
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1122(d)(4)(viii)  Records documenting collection efforts are maintained during                               X
                  the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
                  unemployment).
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1122(d)(4)(ix)    Adjustments to interest rates or rates of return for pool                                  X
                  assets with variable rates are computed based on the related pool asset documents.
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1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such as                                  X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or                                      X
                  insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Sub-Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)   Any late payment penalties in connection with any payment to                               X
                  be made on behalf of an obligor are paid from the Sub-
                  Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
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1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within                               X
                  two business days to the obligor's records maintained by the
                  Sub-Servicer, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts are          X                       X
                  recognized and recorded in accordance with the transaction agreements.
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1122(d)(4)(xv)    Any external enhancement or other support, identified in Item      X                                     X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                  maintained as set forth in the transaction agreements.
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

                                   Appendix B

1.    Instances of noncompliance by the Master Servicer with respect to the
      Platform:

      a. Item 1122 (d)(1)(i) with respect to monitoring of performance triggers and events of default.

      b. Item 1122 (d)(2)(vii) with respect to reconciliations being prepared within 30 calendar days or such other number of days as specified in the transaction agreements.

2. Remediation efforts related to instances of noncompliance by the Master Servicer with respect to the Platform:

      a. With respect to the criterion set forth in paragraph 1.a. above, the Master Servicer did compute and monitor the performance of each Platform transaction. However, a calculation error on each of the 2007 securitizations caused one of the trigger tests to display a variance within tolerance when such a variance may not have existed. The failure of this particular test had no impact on either the reporting or remittance to the trust and has since been corrected and verified by management.

      b. With respect to the criterion set forth in paragraph 1.b. above, reconciliations were not prepared within the 45 day timeframe as specified in the transaction agreements, because of the downsizing of the department responsible for these reconciliatons due to the ongoing disruption in the mortgage markets. This exception has been corrected and the reconciliations are expected to be completed timely in the future.

                                   Appendix C

                                   ISAC 2006-1
                                   ISAC 2006-2
                                   ISAC 2006-3
                                   ISAC 2006-4
                                   ISAC 2006-5
                                   ISAC 2007-1
                                   ISAC 2007-2
                                   ISAC 2007-3